UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 1, 2014

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1095 Avenue of the Americas New York, New York		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 1, 2014, Verizon Communications Inc. (“Verizon”) closed the sale of €1,400,000,000 aggregate principal amount of its 1.625% Notes due 2024 and €1,000,000,000 aggregate principal amount of its 2.625% Notes due 2031, pursuant to a purchase agreement with Barclays Bank PLC, Goldman, Sachs & Co., Merrill Lynch International and the other several purchasers named therein. The notes were sold pursuant to an effective shelf registration statement on Form S-3 (Reg. No. 333-190954), which became effective upon filing with the Securities and Exchange Commission on September 3, 2013 (the “Registration Statement”).

This Current Report on Form 8-K is being filed for the purpose of filing the forms of notes as Exhibits to the Registration Statement and such Exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Global Note representing Verizon’s 1.625% Notes due 2024.

4.2	Form of Global Note representing Verizon’s 2.625% Notes due 2031.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date:	December 1, 2014	By:	/s/	William L. Horton, Jr.

William L. Horton, Jr.
Senior Vice President, Deputy General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Global Note representing Verizon’s 1.625% Notes due 2024.

4.2	Form of Global Note representing Verizon’s 2.625% Notes due 2031.